
petrospring

Disclaimer

Forward Looking-Statements

Certain statements in this presentation contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 including, without limitation, expectations, beliefs, plans and objectives regarding production and exploration activities. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions, risks and uncertainties, including, without limitation, risks, uncertainties and other factors discussed in our most recently filed Transition Report on Form 10-K, recent Quarterly Reports on Form 10-Q, and recently filed Current Reports on Form 8-K available on our website, http://www.petroriveroil.com/, and in our other public filings and press releases. These forward-looking statements are based on Petro River Oil Corporation's ("PTRC") current expectations, estimates and projections about the company, its industry, its management's beliefs and certain assumptions made by management. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Many statements included in this presentation also discuss or rely upon the use or acquisition of unproven technologies, which require significant further R&D and are subject to the risks of failure inherent in the development of innovative technologies. No assurance can be given that PTRC will acquire any technologies discussed in this presentation. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including PTRC's ability to meet its production targets, successfully manage its capital expenditures and to complete, test and produce the wells and prospects identified in this presentation.

Whenever possible, these "forward-looking statements" are identified by words such as "expects," "believes," "anticipates," "projects," and similar phrases. Because such statements involve risks and uncertainties, PTRC's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Unless legally required, we assume no duty to update these statements as of any future date. However, you should review carefully reports and documents that PTRC files periodically with the Securities and Exchange Commission.

Cautionary Note to Investors: The United States Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC's definitions for such terms. PTRC may use certain terms in this presentation, such as "resource," "resource potential," "potential resource," "resource base," "identified resources," "potential net recoverable," "potential reserves," "unbooked resources," and other similar terms that the SEC guidelines strictly prohibit PTRC from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in PTRC's Transition Report on Form 10-K for the transition period from January 1, 2013 to April 30, 2013, recent Quarterly Reports on Form 10-Q, and recently filed Current Reports on Form 8-K, available on our website at www.petroriveroil.com. You can also obtain this report from the SEC by calling 1-800-SEC-0330 or from the SEC's website at www.sec.gov.

A Wholly Owned Subsidiary of Petro River Oil Corp.
Focused On the Development of Technology

The Vision

Petro Spring is a Delaware LLC. based in Dallas, Texas and will address multiple aspects of the energy industry, with a primary focus on the development and introduction of technologies.

Executive Summary

- Develop and acquire differentiated and breakthrough technologies that create competitive advantages in the oil and gas industry.
- Scale technology solutions with the proper access to capital and expertise.
- Utilize team's expertise and strategic relationships domestically to rapidly grow revenues and capture market share.
- Integrate and export appropriate technologies into global markets.
- Acquire and partner with global wholesalers, distributors, and large-scale retail providers of: manufactured equipment, commodity goods, chemicals, technologies, and any relevant energy concepts.
- Establish and leverage preferred pricing position to advance product penetration into major global markets.
- Continue to layer on additional international markets and develop relationships to enhance growth potential.

Leadership Team

Leadership Team

Luis Vierma	EVP Geological and Geophysical	• Former Head of Exploration and Production, Vice Ministry of Hydrocarbons and Director of Petroleos de Venezuela PDVSA, Venezuela • Former Director of CITGO, PDVSA owned US refineries. • Former Vice-Chairman of OPEC long term strategy • B.S. in Chemistry from Universidad Central de Venezuela and an M.S. in Geology (Geochemistry of Petroleum) from the University of Indiana
Ruben Alba	EVP, Unconventional	• Over 17 years experience in the Oil & Gas Industry with 10 year Halliburton leadership career in cutting edge service applications in hydraulic fracturing, coiled tubing, environmental fracture fluids and down-hole completion processes. • US Region Technology Development Career Focus • Holds three patents in unique completion technologies • Provided Advanced Solutions Technology during US Natural Gas Boom • B.S. in Chemical Engineering Degree from New Mexico State University
Daniel Smith	EVP, Operations	• Over 18 years oil and gas experience with special expertise in drilling, hydraulic fracturing, and artificial lift at Sonat Exploration and XTO Energy • Managed fields producing over 100 million cubic feet gas per day • Registered Professional Petroleum Engineer • Specialized expertise in drilling, hydraulic fracturing, and artificial lift • B.S. in Chemical Engineering from Texas A&M
Scot Cohen	Executive Chairman	• Over 20 years experience in institutional asset management • Led or Co-Invested in over 1000 transactions since 1999 • Co-founder and Managing Partner of Iroquois Capital, an industry leading direct investment fund • Founder and principal of Iroquois Capital Opportunity Fund, a private equity oil and gas fund • Manager of several operating and non-operating O&G domestic partnerships which invest in domestic oil and gas assets • Founder of Vertical Ventures, a privately held merchant bank focused on providing capital to small and micro-cap public companies

Leadership Team (Cont.)

petroriver OIL

Gus Halas	Global Distributions Procurement	• Over 26 years experience in business operations within the Energy industry • Former President and CEO of T3 Energy • B.S. in Physics and Economics from Virginia Polytechnic Institute • MBA from IMEDE in Lausanne, Switzerland
Marcelo Laprea-Bigott	Reservoir Science - EOR	• Extensive background in developing and delivering technical training courses in the field of reservoir engineering for a variety of companies. • 23 years of academic experience at Universidad de Oriente, Venezuela • 13 years experience in reservoir engineering projects • Graduated in Petroleum Engineering at Universidad del Zulia, Venezuela, received from Texas A&M University both a M.S. and PhD in Petroleum Engineering
James Rector	Reservoir Science – Geophysics	• Dr. Rector founded Berkeley Geo Imaging, LLC. in 1998 • He served as a Member of the Advisory Board of 4th Wave Imaging Corp. • Is a tenured professor of Geophysics at the University of California at Berkeley • Dr. Rector holds Masters and Ph.D. in Geophysics from Stanford University.
Gary Williky	EVP, Business Development	• 30 years experience in the financial industry • Expertise in Public Relations and Investor Relations • B.S. in Liberal Arts from Arizona State University

Technology Development Strategy

Technology Development Strategy

petrospring

Petro Spring seeks to source, develop, and acquire cutting edge oil and gas technologies in order to provide differentiated reservoir solutions and establish multi-process based solutions that, once proven effective, can be "supersized" and broadly distributed to global markets.

Petro Spring's Technology Development Strategy

Identify Solution	Implement & Develop	"SUPERSIZE"	Capitalize
▸ **Develop** Proprietary technology solutions ▸ **Acquire** relevant technology that exists ▸ **Combine** technologies to create proprietary multi-stage reservoir processes solutions	▸ **Deploy** technologies and processes on our target assets ▸ **Test** process using proper engineering and management controls ▸ **Demonstrate** method for hydrocarbon production and profitability. ▸ **Develop** unconventional solutions ▸ **Document** results via case studies, white papers, and intellectual property	▸ **Promote** solution in similar asset class reserves ▸ **Launch** media campaign ▸ **Fund** rapid growth	▸ **Deliver** solutions to expanded global markets ▸ **Continue** growth through acquisition and field development ▸ **Leverage** relationships and negotiate partnerships for expansion

Proprietary Technology Development Strategy

petrospring

Petro Spring is developing reservoir process solutions that use science and proven engineering principles in novel capacities for the purpose of exploring, exploiting, and processing challenging unconventional hydrocarbon reservoirs.

Black Box Concepts

"Black Box Technologies are intellectual solutions that utilize existing off-the-shelf products in unique applications that, when combined in new and novel capacities, provide for optimized solutions to challenging reservoirs."

-Ruben Alba, *Petro River Corp., EVP Unconventional*

Black Box Criteria

- ❑ Must be **sustainable** and **cost effective at full scale**
- ❑ Must be **based on sound science** and **engineering**
- ❑ Must **provide** an **asset class advantage** for development

Technology Development Strategy

Stallion Down-hole Solutions is Petro River's black box vehicle that is well positioned as a result of its differentiated heat and drive technology; Stallion is currently testing and negotiating to purchase or license patented vacuum technology that will be complimentary.

- Engages in moderate to high risk – high return reservoir development
- Team of high caliber industry experts with proven ability
- Iterative scientific methodology utilized to solve complex underexploited reservoir systems
- Technology is driven by initial reservoir understanding and optimized in real time using field data
- Solutions are asset-class driven and provide platforms for global like kind assets



Stallion Down-hole Solutions provides down-hole reservoir solutions encompassing the use of pump, heat, and vacuum technologies combined and optimizing these technologies into asset class solutions. The goal is to increase efficiency and overall production in difficult reservoir systems.

Sourcing Cutting Edge Technology

Petro Spring will seek to partner with large E&P venture divisions to "unlock" existing technologies that are "stuck in the lab," and leverage its industry expertise to uncover early stage technologies.

- Petro Spring will do this by **leveraging** its:
  - **Strategic relationships**
  - **Corporate structure**
  - **Operated assets**
  - **Proprietary expertise**
  - **Capital knowledge**



- There are **many companies** with **highly desirable technologies**, but **limited ability**, **connections**, and **foresight** to **deploy effectively** into the marketplace

- **Petro Spring** is **actively pursing dozens** of potential **partners, acquisition targets**, and developing **relationships** to enable Petro Spring to capitalize on these "locked up" technologies

Technology Implementation

petrospring

Technology alone, without the proper education, training, and personnel does not equate to optimal oil and gas extraction, but the right people, brainpower and approach coupled with cutting edge technology does.

Technology

- **Technology alone may not be enough to optimize oil and gas recovery rates**



Technology + Brainpower & Expertise + Training & Education

- Petro Spring's **management team is in the processing of establishing an advisory board** that includes **some of the top experts** in oil and gas industry
- Petro Spring will **work to develop assets** in both the **United States** and **globally** as **technology solutions** are **developed** for particular reservoir types
- Petro Spring will provide the **training and expertise** required to **optimize oil and gas recovery to its partners**



Technology Development Timeline

Technology Development Timeline

petrospring

2014 Plan

1st Half

Vacuum Technology	▸ Beta-test extreme vacuum technology in Petro River's Missouri wells ▸ Applying negative pressure (suction) has proven to increase oil extraction efficiency
Heat & Drive Technologies	▸ Test heat and drive technologies in conjunction with vacuum technology ▸ Applying positive pressure (drive) and heat has proven to increase oil extraction efficiency ▸ Parameters have been pre-engineered as a result of 2013 Q2/Q3 prototype testing
Multi-Lateral Drilling	▸ Begin planning for multilateral horizontal drilling technology in Mississippi Lime reservoir regions ▸ Each lateral increases access to the reserve base allowing for a larger drainage pattern which increases estimated oil recovery

Please note this is a proposed timeline and is subject to change following ongoing negotiations with other parties, and Petro Spring's decisions making in the normal course of business.

Technology Development Timeline

2014 Plan

1st Half	Plasma Wave Technology	▸ Introduce "wave theory" concepts to distribute pressure which can enhance oil movement ▸ Combine with vacuum, heat, drive, and multi-lateral technologies ▸ Concurrently, beta test technologies and processes in Mississippi Lime regions
2nd Half	Effective Solution Development	▸ Increase capital spending for effective solutions ▸ Continue evaluation and development of cutting edge technologies and novel processes ▸ Expand solution to cover like and kind assets
	Continue Solution Identification	▸ Continue solution identification for reservoir development and enhancement ▸ Expand scope of unconventional solutions to broader global energy market

Please note this is a proposed timeline and is subject to change following ongoing negotiations with other parties, and Petro Spring's decisions making in the normal course of business.

Technology Case Studies

Case Study A: Test Results In Mississippian Produce Results

petrospring

A private placement investment[1] by an investment fund affiliated with members of Petro River's management team helped focus the management and operations group at AusTex, an E&P company with operations in Kansas and Oklahoma, to implement advanced hydraulic fracturing techniques and methods to enhance stimulation on their Mississippi Lime reservoirs.

June 2011	Sept 2011	Nov 2011	Q1 2012
Private placement with AusTex for R& D in the Mississippi Lime[1]	"Snake River Project" initial pilot development and testing commences with assistance of Petro River technical team		Positive results ultimately contributed to the launch of AusTex's current drilling program

June 2011

- Private placement[1] focused AusTex management and operations group to participate in a opportunity in the Mississippi Lime
- East Tonkawa Unit in Kay County originally producing an average of ~40BOE per day[3]

Sept 2011

- ETU #15-4 – Sept 2011[2]
- Deepened to 4,650 feet
- Identified 320 feet gross Miss Lime interval
- 2 stage frac – Chert / Solid
- Avg. 30 day IP 50 boe/d
- Rod Pump / Jac (K)

Nov 2011

- ETU #14-5 – Nov 2011[2]
- Deepened to 4,650 feet
- Larger 2 stage frac
- Fitted with Electric Submersible Pump
- Avg. 30 day IP 90boe/d

Q1 2012

- Drilling program with 15 additional vertical wells began[2]
- Development of current drilling plan in Mississippi Lime commences

(1) Private placement investment was with Iroquois Capital Management for of $US 6M
(2) *Source: AusTex Corporate Presentation February 2012*
(3) *Source: July 29, 2011 Quarterly Activities and Cash Flow Report*

Case Study A: Test Results In Mississippian Produce Results

petrospring

AusTex has seen consistent growth in net quarterly production in BOE per day with Q3 2013 gross sales revenue ($US 4.8M) up 41% from the previous quarter ($US 3.5M)[1] which Petro River believes provides a strong indicator of asset potential in this region.

- Q4 2012 BOE / Day was 122[2]
- AusTex continues to fund the accelerated pace of development of Snake River Mississippi Project in the Northern Oklahoma[1]
- Pilot test results are encouraging for future in-fill drilling opportunities in the Mississipian
- New technologies are continuing to be deployed in these "test bed " regions

AusTex Quarterly Production[1]

As of September 2013

Graph showing Net Quarterly Production



80000
70000
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0
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466
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602
828
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
NET QUARTERLY PRODUCTION
BOE / Day

- Dec 2012 (Q2 2012) BOE / Day was 122[2]

The results shown above are AusTex's total company production. These are intended to illustrate Austex's recent production successes as a representative example of the region's asset potential. Petro River doesn't imply its involvement influenced the entire company's overall growth but only acknowledges key members of PTRC served on the board and technical advisory board at AusTex and were pleased with the company's core activity.

(1) *Source: AusTex Quarterly and Cash Flow Report – September 2013*
(2) *Source: April 26, 2012 Media Release, Oil & Gas Report for March 2012*

Case Study B: New Solution Effective In Texas

Members of Petro River's technical team conducted successful field tests that significantly increased production in South Texas.



Banyan Monthly Oil Report
6000
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Month End Inventory
TOTAL OIL PRODUCTION
TOTAL OIL SOLD
Jan-10
Feb-10
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Jul-10
Aug-10
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Oct-10
Nov-10
Dec-10
Jan-11
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- During testing on **35 wells** in **South Texas** from **May 2010 – December 2011**, early concept "Black Box" technologies effectively increased oil production rates by:
  - **571%** over a **trailing 18 month period**
  - **558%** over a **trailing 12 month period**

These figures quoted were from proprietary testing performed on 35 wells in south Texas and the production figures alone were reported to the Railroad Commission of Texas. There is no guarantee these results can be replicated in the same region, another region, or replicated at all. These are publicly available figures.

Case Study B: Similar Technology Effective In Texas

petrospring

Ruben Alba, an Executive Vice President, at Petro Spring was involved in the development of new technologies at Halliburton that yielded numerous patents.

Ruben Alba's Relevant Biography

- **Diversified background** across all sectors of oil industry including **service**, **exploration**, **production**, and **capital markets**
- Supervised **engineering** and **managed operations** for **pressure pumping** and **hydraulic fracturing** operations during time **at Halliburton**
  - **Managed over 100 engineers** and **40 lab personnel** as Region Field Technology Manager
- Helped **develop new coil tubing** and fracturing technologies as well as **hydraulic fracture fluid chemistries** which **yielded three unique class technology patents at Halliburton**
- Mr. Alba's **technical skills** and **leadership** have been a huge driver of enhanced oil recovery in many basins including:
  - Wattenburg Codell Refrac (Phoenix) – Codell/Niobrara play in RM Region
  - North Dakota / Montana – Bakken / Cedar Creek Anticline – Bowdoin Dome
  - Mississippi Lime Illinois Basin, Central Region OK-KS, Las Animas Arch (Bakken – Poplar)
  - San Juan Coal, Trinity-Vermejo Coal, Ferron Coal, Atlantic Rim, Gillette CBM experience
  - True "Source Shale" Play – Mancos, Baxter, Hilliard
  - Tight Gas – DJ Basin, Pinedale Anticline, Paradox Basin, Powder River, Piceance, Entrada

Case Study C: Technology Unlocks Oil and Gas in U.S.

Historically, technology innovation has led to dramatic increases in oil and gas production with the most recent example being modern hydraulic fracturing techniques combined with horizontal drilling.

- The development of **modern hydraulic fracturing combined** with **horizontal drilling** techniques **catalyzed** the unlock of the **Barnett Shale play** in North Texas and, more recently, the **Eagle Ford Shale** play in South Texas
- Members of **Petro River's management** and **technical team** have **high expertise** in these processes and were involved in the development of these processes


U.S. Natural Gas Production
January 1981 to November 2011
Million Cu. Ft.
2,400,000
2,300,000
2,200,000
2,100,000
2,000,000
1,900,000
1,800,000
1,700,000
1,600,000
1,500,000
12-Month Moving Average
Source: EIA
mjperry.blogspot.com
1985
1990
1995
2000
2005
2010


US Daily Crude Oil Production from
January to June, 1992 to 2013
Barrels per day (1,000s)
7,500
7,000
6,500
6,000
5,500
5,000
Source: EIA
Carpe Diem Blog
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014

The above charts are included for illustrative purposes and Petro River was not established at the time these techniques were developed.

Case Study C: Technology Unlocks Oil and Gas in U.S.

petrospring

Daniel Smith, an Executive Vice President, at Petro Spring was involved in the creation of new frac methods that helped unlock tight gas and shale plays while working at XTO.

Daniel Smith's Relevant Biography

- Extremely **diversified background** in most areas of **oil and gas development**
- **Specialized expertise** in **drilling** and **hydraulic fracturing** at XTO Energy
- **Helped create new frac methods** that **unlocked tight gas** and **shale plays**
- These methods have **revolutionized** the **United States energy** markets
- **Contributed** to **exponential growth** at XTO Energy
  - District production grew 1700%
  - District office employees grew from 5 to over 1100
  - Market capitalization grew 5500%
- **Successes and experiences lead to joining Petro River Oil**

Case Study C: Technology Unlocks Oil and Gas in U.S.

Mr. Smith was directly involved in the implementation of new processes that provided a platform for reservoir exploitation during his time at XTO.

XTO East Texas Office



Eastern Region Freestone Trend
XTO 20 07
Net Reserve Growth
Bcfe
3,000
2,000
1,000
0
45
100
201
846
1,142
1,527
2,030
2,529
2,818
'98
'99
'00
'01
'02
'03
'04
'05
'06
577 MMcf/d
430 MMcf/d (net)
730 MMcf/d treating capacity
MMcf/d (gross operated)
700
600
500
400
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100
0
Rig Count
40
30
20
10
0
Cumulative Production
~ 800 Bcf
1998
1999
2000
2001
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2004
2005
2006
2007
2008
2009
Production Growth
Rig Count

Source: XTO 2007 Investor Presentation

The above diagram was shown as a part of XTO's investor presentation in 2007. Petro River's management team is showing this slide to illustrate XTO's production increases and makes no claim to have had any part, contribution, or involvement in these results.

Case Study D: Mexico, A Lesson & Opportunity

For 75 years Mexico, one of the worlds biggest energy markets, has been nationalized and closed to foreign investment which has limited their technological advancement and economic success in oil and gas.

- The Eagle Ford play is right on the border of Texas and Mexico, but the play has not yet been exploited in Mexico due to their closed door energy policy
- The play doesn't stop at the US border, and according to Pemex CEO Mexico "has the reserves, but don't have the cash and the technology to develop them"[(1)]
- Mexico's oil production has been declining since 2004 while oil production in Texas has increased by more than 150% and exceeds all of Mexico's output[(1)]

Eagle Ford Shale of Texas

Eagle Ford Shale of Texas



Approximate
Mexico Border
Approximate
Eagle Ford
Play Area
Austin
Houston
San Antonio
Laredo
Gulf of Mexico

The Eagle Ford Shale of Texas has been the fastest growing area of oil drilling activity in the state. A crescent-shaped area of drilling activity north of Laredo and South of San Antonio produces a significant amount of light from well site illumination and natural gas flaring. Image from NASA.

(1) Source: Wall Street Journal "Daniel Yergin: Behind Mexico's Oil Revolution", December 18, 2013.

Case Study D: Mexico, A Lesson & Opportunity

petrospring

Mexico recently passed a historic bill in early December 2013 to re-open their energy market to foreign investment which is a tremendous opportunity in the private sector.

- Bill will allow for contracts that are seen as globally competitive, including licenses that allow foreign companies to take control of the oil as it comes out the well, after paying royalties and taxes[(1)]
- The Mexican state keeps ownership of the oil underground[(1)]
- Economists say the move will send shock waves through the global energy market, deepening the energy revolution in North America and eventually helping make the region an energy exporter[(1)]
- Petro Spring will continue to monitor this opportunity for potential ways to capitalize on its potential


UNIDOS MEXICA

(1) Source: Wall Street Journal "Mexico Congress Passes Historic Energy Bill.", December 12, 2013.

petrospring

petrospring

Petro Spring Growth Trajectory

Petro Spring Growth Trajectory

Global Market Expansion Model



Market Growth
Petro Spring Technology Development and Acquisition Growth
US Market Penetration
Asia & South America Market Penetration
Global Market Penetration
Time

Precedent Transactions

petrospring

There is a strong precedent successful technology companies to be acquired by larger established technology companies at a substantial premium to initial invested capital.

Oil & gas M&A activity has never been larger than now with an estimated **$232 billion in E&P** in 2012[1]

1988[2]	▶ Halliburton acquired Gearhart Industries, a wire-line tool company, for $277M
2002[3]	▶ Devon Energy acquired Mitchell Energy for $3.1 billion ▶ Devon co-founder Larry Nichols believed in the technology Mitchell Energy had developed could be synergistic with Devon, which proved to be the case
2012[4]	▶ Apax & JMI Equity bought Paradigm for $1 billion ▶ Paradigm provided software that helps energy companies analyze seismic and other drilling data

In the first half of 2013 there was **$79.9B in oil and gas deal total** with $**11.1B** of that figure **in oilfield services**[2]

Please note these transactions are publicly available records and are a few of many technology acquisitions that have occurred.

1) Source: Propell Energy presentation via Wood McKenzie research
2) Source: Deloitte Oil & Gas Mergers & Acquisitions report
3) Source: LA Times
4) Source: Wall Street Journal
5) Source: Deal Book, New York Times